Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Nine Months Ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Condensed Income Statement
Interest income	$15,070	12,538	11,142	11,610	11,055	38,750	32,853
Interest expense	1,967	1,170	954	953	908	4,091	2,646
Net interest income	13,103	11,368	10,188	10,657	10,147	34,659	30,207
Provision for loan losses	659	224	79	(10)	(12)	962	225
Net interest income after provision	12,444	11,144	10,109	10,667	10,159	33,697	29,982
Non-interest income	2,921	2,791	2,636	2,579	2,659	8,348	7,879
Non-interest expense	10,317	10,711	9,549	8,612	8,672	30,577	25,251
Income before income taxes	5,048	3,224	3,196	4,634	4,146	11,468	12,610
Provision for income taxes	847	486	483	1,017	1,040	1,816	3,255
Net income	$4,201	2,738	2,713	3,617	3,106	9,652	9,355
Amort/Accret income on acquired loans	$198	44	96	606	90	340	490
Amort/Accret expenses on acquired interest-bearing liabilities	$214	—	—	—	—	214	—
Tax-equivalent net interest income	$13,281	11,549	10,375	11,062	10,569	35,203	31,487

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.48	0.48
Basic earnings per common share	$0.32	0.25	0.27	0.37	0.31	0.84	0.93
Diluted earnings per common share	$0.32	0.25	0.27	0.36	0.31	0.84	0.93
Book value per share	$16.05	15.97	14.80	14.99	14.94	16.05	14.94
Tangible book value per share	$11.18	11.14	11.47	11.64	11.57	11.18	11.57
Weighted average common shares outstanding:
Basic	13,285,203	11,099,485	10,020,611	10,013,777	10,008,807	11,480,390	10,002,812
Diluted	13,290,665	11,105,014	10,028,588	10,020,566	10,015,204	11,486,051	10,009,942
Shares outstanding at period end	13,304,976	13,299,235	10,041,152	10,023,059	10,018,507	13,304,976	10,018,507

Selected Financial Ratios
Return on average assets	1.03%	0.78%	0.85%	1.11%	0.94%	0.89%	0.95%
Return on average equity	7.76%	6.46%	7.33%	9.49%	8.22%	7.23%	8.48%
Dividend payout ratio	50.00%	64.00%	59.26%	43.24%	51.61%	57.14%	51.61%
Net interest margin (tax equivalent)	3.60%	3.63%	3.59%	3.73%	3.52%	3.61%	3.53%
Efficiency ratio (tax equivalent)	63.68%	74.69%	73.39%	63.13%	65.56%	70.21%	64.14%

Selected Balance Sheet Items
Cash and cash equivalents	$19,812	24,901	17,494	25,386	21,203
Investment securities and stock	299,786	311,047	310,009	317,413	353,634

Loans:
Commercial and industrial	$78,002	81,778	37,118	36,057	36,049
Commercial, secured by real estate	704,987	705,978	542,890	527,947	510,158
Residential real estate	347,920	339,435	246,487	251,582	253,530
Consumer	17,505	17,705	17,176	17,450	17,956
Agricultural	13,280	13,390	12,217	15,194	15,677
Other, including deposit overdrafts	498	583	506	539	570
Deferred net origination costs	133	229	263	291	264
Loans, gross	1,162,325	1,159,098	856,657	849,060	834,204
Less allowance for loan losses	4,016	3,603	3,529	3,403	3,407
Loans, net	$1,158,309	1,155,495	853,128	845,657	830,797

Total earning assets	$1,465,787	1,471,923	1,168,204	1,170,700	1,193,648
Total assets	1,620,134	1,631,442	1,288,791	1,295,638	1,314,319
Total deposits	1,371,023	1,380,884	1,123,463	1,085,821	1,121,523

	Three Months Ended					Nine Months Ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Selected Balance Sheet Items, continued
Short-term borrowings	0	0	0	47,000	30,000
Long-term debt	23,079	27,085	6,219	303	363
Total shareholders’ equity	213,515	212,366	148,584	150,271	149,713
Equity to assets ratio	13.18%	13.02%	11.53%	11.60%	11.39%
Loans to deposits ratio	84.78%	83.94%	76.25%	78.20%	74.38%

Tangible common equity (TCE)	$148,733	147,705	114,801	116,289	115,527
Tangible common assets (TCA)	1,555,352	1,566,781	1,255,008	1,261,656	1,280,133
TCE/TCA	9.56%	9.43%	9.15%	9.22%	9.02%

Selected Average Balance Sheet Items
Cash and cash equivalents	$25,920	27,319	21,820	18,787	21,609	25,011	27,289
Investment securities and stock	304,112	306,366	313,689	332,225	363,039	308,020	367,598

Loans	$1,155,846	961,726	853,152	840,526	824,183	991,350	816,361
Less allowance for loan losses	3,622	4,245	3,401	3,407	3,324	3,757	3,404
Net loans	$1,152,224	957,481	849,751	837,119	820,859	987,593	812,957

Total earning assets	$1,465,510	1,276,176	1,170,708	1,175,180	1,190,860	1,305,211	1,193,800
Total assets	1,623,016	1,409,698	1,292,375	1,295,293	1,313,476	1,442,896	1,314,476
Total deposits	1,367,950	1,212,104	1,114,979	1,096,966	1,133,072	1,232,599	1,135,605
Short-term borrowings	1,833	3,491	14,086	34,440	17,936	6,425	20,450
Long-term debt	25,757	13,252	2,255	323	383	13,841	453
Total shareholders’ equity	214,769	170,077	150,058	151,154	150,032	178,539	147,530
Equity to assets ratio	13.23%	12.06%	11.61%	11.67%	11.42%	12.37%	11.22%
Loans to deposits ratio	84.49%	79.34%	76.52%	76.62%	72.74%	80.43%	71.89%

Asset Quality
Net charge-offs (recoveries)	$245	150	(47)	(7)	(36)	348	394
Other real estate owned	35	35	—	—	—	35	—

Non-accrual loans	2,603	4,065	2,744	2,965	4,387	2,603	4,387
Loans past due 90 days or more and still accruing	1	5	146	—	95	1	95
Total nonperforming loans	$2,604	4,070	2,890	2,965	4,482	2,604	4,482

Net charge-offs (recoveries) to average loans	0.08%	0.06%	(0.02)%	0.00%	(0.02)%	0.05%	0.06%
Allowance for loan losses to total loans	0.35%	0.31%	0.41%	0.40%	0.41%	0.35%	0.41%
Nonperforming loans to total loans	0.22%	0.35%	0.34%	0.35%	0.54%	0.22%	0.54%
Nonperforming assets to total assets	0.16%	0.25%	0.22%	0.23%	0.34%	0.16%	0.34%

Assets Under Management
LCNB Corp. total assets	$1,620,134	1,631,442	1,288,791	1,295,638	1,314,319
Trust and investments (fair value)	386,582	370,587	359,766	362,486	326,642
Mortgage loans serviced	115,647	114,536	90,630	92,818	96,241
Cash management	36,502	48,369	72,372	84,344	77,780
Brokerage accounts (fair value)	247,175	238,651	230,168	229,006	219,960
Total assets managed	$2,406,040	2,403,585	2,041,727	2,064,292	2,034,942

Non-GAAP Financial Measures
Net income	$4,201	2,738	2,713	3,617	3,106	9,652	9,355
Add: merger-related expenses, net of tax	274	710	621	87	—	1,605	—
Adjusted net income	$4,475	3,448	3,334	3,704	3,106	11,257	9,355
Basic adjusted earnings per share	0.34	0.31	0.33	0.37	0.31	0.98	0.94
Diluted adjusted earnings per share	0.34	0.31	0.33	0.37	0.31	0.98	0.93
Adjusted return on average assets	1.09%	0.98%	1.05%	1.16%	0.94%	1.04%	0.95%
Adjusted return on average equity	8.27%	8.13%	9.01%	9.94%	8.22%	8.43%	8.48%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2018 (Unaudited)	December 31, 2017
ASSETS:
Cash and due from banks	$16,136	21,159
Interest-bearing demand deposits	3,676	4,227
Total cash and cash equivalents	19,812	25,386
Interest-bearing time deposits	6,873	—
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,200	2,160
Equity securities without a readily determinable fair value, at cost	2,099	1,099
Debt securities, available-for-sale, at fair value	247,437	275,213
Debt securities, held-to-maturity, at cost	31,679	32,571
Federal Reserve Bank stock, at cost	4,653	2,732
Federal Home Loan Bank stock, at cost	4,845	3,638
Loans, net	1,158,309	845,657
Premises and equipment, net	33,533	34,927
Premises held for sale, net	—	—
Goodwill	59,952	30,183
Core deposit and other intangibles	5,306	3,799
Bank owned life insurance	28,539	27,985
Other assets	14,897	10,288
TOTAL ASSETS	$1,620,134	1,295,638

LIABILITIES:
Deposits:
Noninterest-bearing	$333,440	283,212
Interest-bearing	1,037,583	802,609
Total deposits	1,371,023	1,085,821
Short-term borrowings	—	47,000
Long-term debt	23,079	303
Accrued interest and other liabilities	12,517	12,243
TOTAL LIABILITIES	1,406,619	1,145,367

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at Septembeer 30, 2018 and December 31, 2017; issued 14,058,603 and 10,776,686 shares at September 30, 2018 and December 31, 2017, respectively	140,996	76,977
Retained earnings	91,617	87,301
Treasury shares at cost, 753,627 shares at September 30, 2018 and December 31, 2017	(11,665)	(11,665)
Accumulated other comprehensive loss, net of taxes	(7,433)	(2,342)
TOTAL SHAREHOLDERS' EQUITY	213,515	150,271
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,620,134	1,295,638

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
INTEREST INCOME:
Interest and fees on loans	$13,363	9,095	33,479	26,833
Dividends on equity securities with a readily determinable fair value	17	13	48	44
Dividends on equity securities without a readily determinable fair value	7	6	22	17
Interest on debt securities, taxable	901	1,089	2,766	3,289
Interest on debt securities, non-taxable	661	783	2,045	2,377
Other short-term investments	121	69	390	293
TOTAL INTEREST INCOME	15,070	11,055	38,750	32,853
INTEREST EXPENSE:
Interest on deposits	1,810	850	3,777	2,539
Interest on short-term borrowings	12	55	88	97
Interest on long-term debt	145	3	226	10
TOTAL INTEREST EXPENSE	1,967	908	4,091	2,646
NET INTEREST INCOME	13,103	10,147	34,659	30,207
PROVISION FOR LOAN LOSSES	659	(12)	962	225
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	12,444	10,159	33,697	29,982
NON-INTEREST INCOME:
Fiduciary income	1,081	871	2,987	2,604
Service charges and fees on deposit accounts	1,439	1,352	4,170	3,886
Net gains (losses) on sales of securities	(7)	78	(8)	218
Bank owned life insurance income	185	190	553	676
Gains from sales of loans	63	34	182	136
Other operating income	160	134	464	359
TOTAL NON-INTEREST INCOME	2,921	2,659	8,348	7,879
NON-INTEREST EXPENSE:
Salaries and employee benefits	5,686	4,678	15,791	13,907
Equipment expenses	276	361	797	836
Occupancy expense, net	734	685	2,119	1,889
State financial institutions tax	299	281	898	851
Marketing	382	282	798	641
Amortization of intangibles	286	189	659	562
FDIC insurance premiums	91	108	289	320
Contracted services	387	307	1,093	930
Other real estate owned	1	3	4	8
Merger-related expenses	346	—	1,959	—
Other non-interest expense	1,829	1,778	6,170	5,307
TOTAL NON-INTEREST EXPENSE	10,317	8,672	30,577	25,251
INCOME BEFORE INCOME TAXES	5,048	4,146	11,468	12,610
PROVISION FOR INCOME TAXES	847	1,040	1,816	3,255
NET INCOME	$4,201	3,106	9,652	9,355

Dividends declared per common share	$0.16	0.16	0.48	0.48
Earnings per common share:
Basic	0.32	0.31	0.84	0.93
Diluted	0.32	0.31	0.84	0.93
Weighted average common shares outstanding:
Basic	13,285,203	10,008,807	11,480,390	10,002,812
Diluted	13,290,665	10,015,204	11,486,051	10,009,942

Contacts
LCNB Corp.
Steve P. Foster, CEO, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK